UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2023

WestRock Company
(Exact name of registrant as specified in its charter)

Delaware	001-38736	37-1880617
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1000 Abernathy Road, Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip Code)

(770) 448-2193
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WRK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

WestRock Company, a Delaware corporation (the “Company”), held its annual meeting of stockholders on January 27, 2023, at which the Company’s stockholders voted on four proposals.  A brief description of the proposals and the final voting results for each proposal follow:

1.
The Company’s stockholders elected all 12 director nominees, each to serve as a member of the Company’s Board of Directors (the “Board”) until the Company’s next annual meeting of stockholders and the election and qualification of his or her successor.

	For	Against	Abstain	Broker Non-Vote
Colleen F. Arnold	194,052,721	5,983,705	159,430	20,528,232
Timothy J. Bernlohr	191,464,337	8,565,503	166,016	20,528,232
J. Powell Brown	193,922,703	6,098,899	174,254	20,528,232
Terrell K. Crews	196,308,487	3,715,856	171,513	20,528,232
Russell M. Currey	197,485,449	2,542,153	168,254	20,528,232
Suzan F. Harrison	196,144,388	3,889,672	161,796	20,528,232
Gracia C. Martore	197,097,104	2,932,383	166,369	20,528,232
James E. Nevels	191,695,191	8,334,749	165,916	20,528,232
E. Jean Savage	196,462,176	3,573,468	160,212	20,528,232
David B. Sewell	197,470,725	2,557,600	167,531	20,528,232
Dmitri L. Stockton	197,853,371	2,172,880	169,605	20,528,232
Alan D. Wilson	192,036,175	7,990,402	169,279	20,528,232

2.	The Company’s stockholders approved the advisory vote on executive compensation (the “Say-on-Pay Vote”).

For	Against	Abstain	Broker Non-Vote
179,159,497	20,754,017	282,342	20,528,232

3.	The Company’s stockholders voted for future Say-on-Pay Votes to occur every year.

One Year	Two Years	Three Years	Abstain	Broker Non-Vote
195,404,820	219,378	4,220,140	351,518	20,528,232

In accordance with its previous recommendation and the voting results on this advisory proposal, the Board has determined that the Company will hold a Say-On-Pay Vote every year until at least the next required stockholder vote on the frequency of the Say-on-Pay Vote.

4.	The Company’s stockholders ratified the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for fiscal 2023.

For	Against	Abstain
211,294,337	9,022,764	406,987

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTROCK COMPANY
(Registrant)

Date: January 31, 2023	By:	/s/ Denise R. Singleton
Denise R. Singleton
Executive Vice President, General Counsel and
Secretary